[H. F. Ahmanson &                                              [Home Savings of
 Company                         H. F. Ahmanson                    America, FSB
 logo]                             & Company                               logo]
--------------------------------------------------------------------------------

                              Salomon Smith Barney
                    Diversified Financial Services Conference



                                 Kevin M. Twomey
                     Vice Chairman & Chief Financial Officer

                                                                         January
                                                                            1998

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                     Forward-Looking Statement                       logo]
--------------------------------------------------------------------------------

      A number of statements we will be making in our presentation and in the accompanying slides will not be based on historical fact, but will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, such as statements of the company's plans, objectives, expectations, estimates and intentions, that are subject to change based on various important factors (some of which are beyond the company's control). The following factors, among others, could cause the company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in any forward-looking statement made herein or by management of the company: the strength of the U.S. economy in general and the strength of the local economies in which the company conducts operations; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of the company and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; the willingness of users to substitute the competitors' products and services for the company's products and services; the success of the company in gaining regulatory approval of its products and services when required; the impact of changes in financial services laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; acquisitions; the progress of integrating Coast Savings Financial; changes in consumer spending and saving habits; and the success of the company at managing the risks involved in the foregoing.

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

Our Goal:

      "Above-average growth in
      shareholder value."

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

Our Goals:

 .  ROE - 18%

 .  Efficiency ratio - below 50%

 .  EPS growth

 .  Capital - "well-capitalized"

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

5 Years Ago, Ahmanson was:

 .  A traditional savings & loan

 .  Focused on size and geography

 .  With significant credit problems

 .  And lackluster returns

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                            What We Were                             logo]
--------------------------------------------------------------------------------

                                     1992
                                     ----

 .  EPS                              $1.60

 .  ROA                              0.42%

 .  ROE                              7.49%

 .  NPA Ratio                        4.61%

 .  Stock Price                      $19.25

 .  Market Capitalization            $2.2 billion



 .  At or for the year ended

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

Today Ahmanson is:

 .  Full-service consumer bank

 .  With array of products for small businesses:

      -  Credit

      -  Deposit

      -  Cash management

 .  With strong returns to shareholders

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                           Ahmanson Today                            logo]
--------------------------------------------------------------------------------

                                     1997
                                     ----

 .  EPS                              $3.31*

 .  ROA                              0.80%*

 .  ROE                              16.19%*

 .  NPA Ratio                        1.28%

 .  Stock Price                      $66.94

 .  Market Capitalization            $8.1 billion**



 .  At or for the year ended

*  Excludes certain charges and gains

** Includes shares to be issued in Coast acquisition and shares issuable upon conversion of Preferred D

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

Positive trends

 .  Resolving old burdens

 .  Creating value

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                     Earnings Per Diluted Share                      logo]
--------------------------------------------------------------------------------

                              [graph appears here]

                                1992        1.19*

                                1993       -1.70

                                1994        1.21*

                                1995        1.62*

                                1996        2.19*

                                1997        3.31*

*  Excludes certain charges and gains

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                     Key Performance Indicators                      logo]
--------------------------------------------------------------------------------

                  Return on Assets            Return on Equity

                [graph appears here]        [graph appears here]

                   1992        .42            1992        7.49

                   1993       -.32            1993       -5.58

                   1994        .46            1994        8.00

                   1995        .41            1995        7.47

                   1996        .59*           1996       10.66*

                   1997        .80*           1997       16.19*

*  Excludes certain charges and gains

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                         California Economy                          logo]
--------------------------------------------------------------------------------

The California market is rebounding strongly.

 .  Four years of economic expansion

 .  Unemployment 6.1%

      -  Lowest since 1990

 .  Population: projected to increase by 15 million by Year 2020 (UCLA Anderson
   Forecast)

Four "T's":

 .  Technology

 .  Trade

 .  Tourism

 .  Tinsel Town

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                      Drivers of Profitability                       logo]
--------------------------------------------------------------------------------

 .  Improve deposit franchise

 .  Diversify loan portfolio

      -  Additional mortgage products

      -  More consumer and small business loans

 .  Increase fee income

 .  Improve asset quality

 .  Control costs

 .  Manage capital

 .  Opportunistic acquisitions

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                     Improve Deposit Franchise                       logo]
--------------------------------------------------------------------------------

                            Franchise Rationalization

Sold:

 .  New York

 .  Illinois

 .  Ohio

 .  Missouri

 .  Arizona

 .  West Florida

 .  San Antonio, Texas

 .  East Florida (sale pending)

                             -----------------------
                               Total $15.9 billion
                             -----------------------

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                     Improve Deposit Franchise                       logo]
--------------------------------------------------------------------------------

                            Franchise Rationalization

Bought:

 .  20 California thrift franchises, bringing $6.1 billion of deposits

 . 61 First Interstate branches, bringing $1.9 billion in deposits, new customers, employees, and products

 . Coast Savings Financial, bringing 90 branches, $6.4 billion of deposits, and 418,000 households

                             -----------------------
                               Total $14.4 billion
                             -----------------------

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                      Diversify Loan Portfolio                       logo]
--------------------------------------------------------------------------------

                      COFI as a Percentage of ARM Fundings

                              [graph appears here]

                                1994      94%

                                1997      12%

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                      Diversify Loan Portfolio                       logo]
--------------------------------------------------------------------------------

($ in millions)

                           Multi-Family Loan Portfolio

                              [graph appears here]

                              12/31/95  9,298

                              12/31/96  9,594

                              12/31/97  9,834

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                      Diversify Loan Portfolio                       logo]
--------------------------------------------------------------------------------

($ in millions)

               Consumer Loans Funded      Consumer Loan Portfolio

                [graph appears here]        [graph appears here]

                   1995     191             12/31/95     84

                   1996     382             12/31/96    785

                   1997     843             12/31/97  1,081

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                      Diversify Loan Portfolio                       logo]
--------------------------------------------------------------------------------

                           Quarterly Business Banking
                             Loan Applications 1997

($ in millions)

                              [graph appears here]

                                1Q97       69

                                2Q97      152

                                3Q97      172

                                4Q97      205

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                        Increase Fee Income                          logo]
--------------------------------------------------------------------------------

                       Banking and Other Retail Fee Income

($ in millions)

                              [graph appears here]

                                1996      137

                                1997      183

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                        Increase Fee Income                          logo]
--------------------------------------------------------------------------------

                           Griffin Financial Services
                            Average Daily Core Sales

($ in millions)

                              [graph appears here]

                                1995        0.6

                                1996        2.2

                                1997        3.4

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                        Increase Fee Income                          logo]
--------------------------------------------------------------------------------

                           Griffin Financial Services
                             Assets Under Management

($ in millions)

                              [graph appears here]

                                          Mutual
                                          Funds    Annuities

                      Dec-93     24       [ 24           ]

                      Dec-94    119       [119           ]

                      Dec-95    310       [310           ]

                      Dec-96    625       [531         94]

                      Dec-97   1,222      [864        358]

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

                                  Credit Costs*

($ in millions)

                              [graph appears here]

                                1992      497

                                1993      787

                                1994      263

                                1995      206

                                1996      251

                                1997      137

*  Represents loan loss provisions and REO expenses

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                       Improve Asset Quality                         logo]
--------------------------------------------------------------------------------

                             Quarterly Credit Costs*

($ in millions)

                              [graph appears here]

                                1Q96       72

                                2Q96       61

                                3Q96       61

                                4Q96       57

                                1Q97       46

                                2Q97       40

                                3Q97       29

                                4Q97       22

*  Represents loan loss provisions and REO expenses

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                       Improve Asset Quality                         logo]
--------------------------------------------------------------------------------

                              Nonperforming Assets

($ in millions)

                              [graph appears here]

                               Dec-92   2,221

                               Dec-93     960

                               Dec-94     843

                               Dec-95     949

                               Dec-96     846

                               Dec-97     595

[H. F. Ahmanson &                                              [Home Savings of
 Company                The Value of Further Improvement           America, FSB
 logo]                      in Asset Quality on EPS                        logo]
--------------------------------------------------------------------------------

 .  1997 credit costs = 31 bps of loans and MBS

 .  Each 10 bps of credit cost improvement adds $0.24 to EPS

                              [graph appears here]

                               10 bps      $0.24

                               15 bps      $0.36

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                           Control Costs                             logo]
--------------------------------------------------------------------------------

                                Efficiency Ratio

                              [graph appears here]

                                1995       58.9%

                                1996       52.2%*

                                1997       49.8%

*  Excludes certain gains and charges

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                           Manage Capital                            logo]
--------------------------------------------------------------------------------

                             Home Savings of America
                                  Core Capital

                              [graph appears here]

                               Dec-92       4.47

                               Dec-93       4.76

                               Dec-94       5.06

                               Dec-95       5.89

                               Dec-96       5.56

                               Dec-97       5.87

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                           Manage Capital                            logo]
--------------------------------------------------------------------------------

                               Core Capital Ratio
                                 $ Excess to 5%

($ in millions)

                              [graph appears here]

                               Dec-92    -248

                               Dec-93    -121

                               Dec-94      30

                               Dec-95     444

                               Dec-96     275

                               Dec-97     401

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                        Earnings Improvement                         logo]
--------------------------------------------------------------------------------

                                  1997 vs 1996

                              [graph appears here]

                             Net Income  30%*

                                EPS      51%*

*  Excludes certain gains and charges

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                           Manage Capital                            logo]
--------------------------------------------------------------------------------

                 Stock Buyback Programs as of December 31, 1997

                  Amount            # Shares
                  Authorized        Purchased         Average
                  (millions)        (millions)        Price Paid
                  ----------        ----------        ----------

First             $  250            10.4              $24.01

Second               150             5.2              $28.61

Third                250             6.8              $36.77

Fourth               250             4.7              $52.96

Fifth*               400             0.5              $65.00
                  ------            ----

Total             $1,300            27.6              $33.57
                  ======            ====

*  Remaining in Fifth Program at December 31, 1997:  $374.4 million

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                           Manage Capital                            logo]
--------------------------------------------------------------------------------

($ in millions)

                                    Annual Dividend Payment
                                    -----------------------

Issue       Amount      Rate        Cost        Tax         Earliest Permitted
-----       ------      ----        ----        Deductible? Call Date
                                                ----------- ---------

B           $175        9.60%       $16.8       No          Sept. 3, 1996*

C           $195        8.40%       $16.4       No          Mar. 1, 1998**

Conv. D     $284        6.00%       $16.9       No          Sept. 1, 1998



*  Redeemed 9/3/96.

** Redemption announced 1/6/98.

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                           Manage Capital                            logo]
--------------------------------------------------------------------------------

                                 Cash at Parent
                                December 31, 1997

                                  $305 million

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                     Opportunistic Acquisitions                      logo]
--------------------------------------------------------------------------------

                           Overview of Coast Financial

 .  Sixth largest thrift and ninth largest financial institution in California

 .  $8.8 billion in assets

 .  $6.4 billion in deposits, 90 branches and 106 ATMs

 . Traditional thrift with 81% of its loan and MBS portfolio in 1-4 unit mortgages and 76% of its deposits in CDs

 .  Serves 418,000 California households

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                     Opportunistic Acquisitions                      logo]
--------------------------------------------------------------------------------

                               Transaction Summary

       Ahmanson to acquire Coast Savings Financial; rights to benefits of
        Coast's goodwill claim to be distributed to Coast shareholders in conjunction with this transaction

Purchase price per Coast share:     $46.17 (excluding Coast's goodwill claim) *

Fixed exchange ratio:               0.8082 Ahmanson shares for each Coast share

Structure:                          Purchase accounting/tax-free exchange

Transaction value:                  $901 million (excluding goodwill claim) *

Additional pre-tax reserves:        $75 million in restructuring charges
                                    $25 million in credit-related charges

Projected cost savings:             $75 million pre-tax annually
                                    (50% of Coast's 1998 expense base)
                                    Fully implemented within 12 months of
                                    closing

Revenue enhancements:               Financial accretion projections include zero
                                    revenue enhancements



*  At time of acquisition announcement

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                     Opportunistic Acquisitions                      logo]
--------------------------------------------------------------------------------

                      Why is Coast Acquisition Compelling?

 .  Significant cash and reported EPS accretion

      EPS Accretion:       1998     1999     2000
      (Based on First Call Estimates) *

      Reported:              2%       6%       7%

      Cash:                  6%      10%      10%

 .  20% internal rate of return

 .  Well-priced deal, well-received by the market

      -  AHM stock increased $1.50 and 2.6% on day of announcement

 . Accelerates strategy of becoming a full-service consumer and small business bank



*  At time of acquisition announcement

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                     Opportunistic Acquisitions                      logo]
--------------------------------------------------------------------------------

                   Improved California Deposit Market Position

 .  #3 in California

 .  #2 in Southern California

                [graph appears here]        [graph appears here]

                   BAC       20.3%            BAC        18.9%

                   WFC       14.4%            AHM        12.2%

                   AHM        9.1%            WFC        10.5%

                   WAMU       9.0%            WAMU        9.6%

                     California             Southern California

Source: SNL Securities, LP, as of June 30, 1996; pro forma for subsequent mergers and acquisitions.

Southern CA includes Los Angeles, San Diego, Riverside, San Bernardino, Ventura, Kern and Imperial Counties.

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                 1997 Total Return To Shareholders                   logo]
--------------------------------------------------------------------------------

                              [graph appears here]

                               NASDAQ      22

                                DOW        25

                                WFC        28

                             SP Mny Bk     34

                               KB Bnk      44

                                BAC        49

                             SP Reg Bk     50

                                WAMU       50

                                AHM       110

[H. F. Ahmanson &                                              [Home Savings of
 Company                  Total Return To Shareholders             America, FSB
 logo]                        12/31/94 - 12/31/97                          logo]
--------------------------------------------------------------------------------

                              [graph appears here]

                             SP Mny Bk     55

                               NASDAQ     112

                                DOW       120

                                WFC       150

                             SP Reg Bk    224

                               KB Bnk     224

                                BAC       300

                                WAMU      310

                                AHM       355

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

                                  Opportunities

 .  Lots of progress

 .  More remains to be achieved

 .  For example...

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

                          Residential Loan Originations
                         Distribution of LC* Production
                                1997 Originations

                              [graph appears here]

                       Cumulative                              Cumulative
        % of LCs      % of Volume               % of LCs      % of Volume

         1.07%           6.08%                   41.96%          86.54%
         1.96%           10.30%                  43.04%          87.34%
         3.04%           14.52%                  43.93%          87.98%
         3.93%           17.79%                  45.00%          88.72%
         5.00%           21.56%                  46.07%          89.43%
         6.07%           25.11%                  46.96%          89.99%
         6.96%           27.94%                  48.04%          90.64%
         8.04%           31.24%                  48.93%          91.14%
         10.00%          36.76%                  50.00%          91.70%
         11.07%          39.49%                  51.07%          92.21%
         11.96%          41.61%                  51.96%          92.62%
         13.04%          44.05%                  53.04%          93.08%
         15.00%          48.30%                  53.93%          93.46%
         16.07%          50.55%                  55.00%          93.90%
         16.96%          52.39%                  56.07%          94.33%
         18.04%          54.50%                  56.96%          94.67%
         18.93%          56.23%                  58.04%          95.06%
         20.00%          58.25%                  58.93%          95.38%
         21.07%          60.25%                  60.00%          95.73%
         21.96%          61.87%                  61.07%          96.06%
         23.04%          63.73%                  61.96%          96.31%
         23.93%          65.23%                  63.04%          96.60%
         25.00%          66.95%                  63.93%          96.82%
         26.07%          68.63%                  65.00%          97.08%
         26.96%          69.97%                  66.07%          97.32%
         28.05%          71.53%                  66.96%          97.50%
         28.93%          72.78%                  68.04%          97.71%
         30.00%          74.24%                  68.93%          97.87%
         31.07%          75.61%                  70.00%          98.05%
         31.96%          76.68%                  71.07%          98.22%
         33.04%          77.94%                  71.96%          98.35%
         33.93%          78.97%                  73.04%          98.50%
         35.00%          80.17%                  73.93%          98.61%
         36.07%          81.32%                  75.00%          98.74%
         36.96%          82.23%                  80.00%          99.22%
         38.04%          83.26%                  85.00%          99.56%
         38.93%          84.06%                  90.00%          99.79%
         40.00%          84.97%                  95.00%          99.94%
         41.07%          85.85%                 100.00%         100.00%
                   -------------------------------------------
                     One-third of LCs produced 78% of volume
                   -------------------------------------------

*  LC = Loan Consultant

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

                           Consumer Loan Originations
                        Distribution of Branch Production
                                1997 Originations

                              [graph appears here]

                       Cumulative                              Cumulative
     % of branches    % of Volume            % of branches    % of Volume

         0.52%           6.40%                   50.78%          84.62%
         1.04%           8.99%                   51.30%          84.96%
         1.55%           11.13%                  51.81%          85.31%
         2.07%           13.21%                  52.33%          85.64%
         2.59%           15.19%                  52.85%          85.98%
         3.11%           16.94%                  53.37%          86.30%
         3.63%           18.64%                  53.89%          86.63%
         4.15%           20.30%                  54.40%          86.94%
         4.66%           21.93%                  54.92%          87.25%
         5.18%           23.50%                  55.44%          87.56%
         5.70%           25.00%                  55.96%          87.86%
         6.22%           26.43%                  56.48%          88.17%
         6.74%           27.76%                  56.99%          88.46%
         7.25%           29.02%                  57.51%          88.76%
         7.77%           30.28%                  58.03%          89.04%
         8.29%           31.53%                  58.55%          89.33%
         8.81%           32.74%                  59.07%          89.61%
         9.33%           33.89%                  59.59%          89.88%
         9.84%           35.01%                  60.10%          90.15%
         10.36%          36.11%                  60.62%          90.41%
         10.88%          37.20%                  61.14%          90.67%
         11.40%          38.25%                  61.66%          90.92%
         11.92%          39.30%                  62.18%          91.17%
         12.44%          40.31%                  62.69%          91.42%
         12.95%          41.31%                  63.21%          91.66%
         13.47%          42.28%                  63.73%          91.90%
         13.99%          43.22%                  64.25%          92.14%
         14.51%          44.15%                  64.77%          92.37%
         15.03%          45.06%                  65.28%          92.61%
         15.54%          45.97%                  65.80%          92.83%
         16.06%          46.86%                  66.32%          93.06%
         16.58%          47.75%                  66.84%          93.28%
         17.10%          48.63%                  67.36%          93.50%
         17.62%          49.50%                  67.88%          93.72%
         18.13%          50.35%                  68.39%          93.93%
         18.65%          51.18%                  68.91%          94.15%
         19.17%          52.00%                  69.43%          94.35%
         19.69%          52.80%                  69.95%          94.56%
         20.21%          53.60%                  70.47%          94.76%
         20.73%          54.38%                  70.98%          94.95%
         21.24%          55.15%                  71.50%          95.15%
         21.76%          55.91%                  72.02%          95.34%
         22.28%          56.66%                  72.54%          95.53%
         22.80%          57.40%                  73.06%          95.71%
         23.32%          58.12%                  73.58%          95.88%
         23.83%          58.84%                  74.09%          96.06%
         24.35%          59.54%                  74.61%          96.23%
         24.87%          60.22%                  75.13%          96.39%
         25.39%          60.89%                  75.65%          96.55%
         25.91%          61.55%                  76.17%          96.71%
         26.42%          62.18%                  76.68%          96.86%
         26.94%          62.80%                  77.20%          97.01%
         27.46%          63.41%                  77.72%          97.16%
         27.98%          64.00%                  78.24%          97.30%
         28.50%          64.59%                  78.76%          97.43%
         29.02%          65.18%                  79.27%          97.57%
         29.53%          65.75%                  79.79%          97.70%
         30.05%          66.33%                  80.31%          97.82%
         30.57%          66.90%                  80.83%          97.93%
         31.09%          67.46%                  81.35%          98.05%
         31.61%          68.02%                  81.87%          98.16%
         32.12%          68.58%                  82.38%          98.26%
         32.64%          69.13%                  82.90%          98.36%
         33.16%          69.67%                  83.42%          98.46%
         33.68%          70.22%                  83.94%          98.56%
         34.20%          70.76%                  84.46%          98.65%
         34.72%          71.29%                  84.97%          98.74%
         35.23%          71.81%                  85.49%          98.83%
         35.75%          72.33%                  86.01%          98.92%
         36.27%          72.85%                  86.53%          99.00%
         36.79%          73.35%                  87.05%          99.08%
         37.31%          73.85%                  87.56%          99.16%
         37.82%          74.34%                  88.08%          99.23%
         38.34%          74.82%                  88.60%          99.30%
         38.86%          75.29%                  89.12%          99.36%
         39.38%          75.76%                  89.64%          99.43%
         39.90%          76.22%                  90.16%          99.49%
         40.41%          76.68%                  90.67%          99.54%
         40.93%          77.12%                  91.19%          99.59%
         41.45%          77.57%                  91.71%          99.64%
         41.97%          78.00%                  92.23%          99.68%
         42.49%          78.43%                  92.75%          99.72%
         43.01%          78.86%                  93.26%          99.76%
         43.52%          79.28%                  93.78%          99.80%
         44.04%          79.70%                  94.30%          99.83%
         44.56%          80.11%                  94.82%          99.86%
         45.08%          80.53%                  95.34%          99.89%
         45.60%          80.93%                  95.85%          99.91%
         46.11%          81.33%                  96.37%          99.94%
         46.63%          81.72%                  96.89%          99.95%
         47.15%          82.10%                  97.41%          99.97%
         47.67%          82.47%                  97.93%          99.98%
         48.19%          82.84%                  98.45%          99.99%
         48.70%          83.20%                  98.96%         100.00%
         49.22%          83.56%                  99.48%         100.00%
         49.74%          83.92%                 100.00%         100.00%
         50.26%          84.28%
                 -----------------------------------------------
                   One-third of network produced 70% of volume
                 -----------------------------------------------

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

                           Business Loan Originations
                        Distribution of Branch Production
                                1997 Originations

                              [graph appears here]

                       Cumulative                              Cumulative
     % of branches    % of Volume            % of branches    % of Volume

         1.01%           15.37%                  41.89%          88.47%
         2.03%           22.73%                  42.91%          89.03%
         3.04%           28.05%                  43.92%          89.58%
         4.05%           32.65%                  44.93%          90.10%
         5.07%           36.75%                  45.95%          90.60%
         6.08%           40.61%                  46.96%          91.08%
         7.09%           44.23%                  47.97%          91.56%
         8.11%           47.31%                  48.99%          92.09%
         9.12%           49.90%                  50.00%          92.42%
         10.14%          52.21%                  51.01%          92.84%
         11.15%          54.32%                  52.03%          93.24%
         12.16%          56.26%                  53.04%          93.62%
         13.18%          58.08%                  54.05%          93.98%
         13.85%          59.28%                  55.07%          94.34%
         14.86%          61.06%                  56.08%          94.69%
         15.88%          62.76%                  57.09%          95.03%
         16.89%          64.33%                  58.11%          95.35%
         17.91%          65.88%                  59.12%          95.66%
         18.92%          67.39%                  60.14%          95.96%
         19.93%          68.83%                  61.15%          96.23%
         20.95%          70.24%                  62.16%          96.51%
         21.96%          71.60%                  63.18%          96.77%
         22.97%          72.87%                  63.85%          96.93%
         23.99%          74.10%                  64.86%          97.17%
         25.00%          75.28%                  65.88%          97.39%
         26.01%          76.39%                  66.89%          97.59%
         27.03%          77.45%                  67.91%          97.78%
         28.04%          78.45%                  68.92%          97.98%
         29.05%          79.40%                  69.93%          98.17%
         30.06%          80.32%                  70.95%          98.34%
         31.08%          81.20%                  71.96%          98.51%
         32.09%          82.04%                  72.97%          98.65%
         33.11%          82.86%                  73.99%          98.79%
         34.12%          83.63%                  75.00%          98.93%
         35.14%          84.34%                  80.07%          99.57%
         36.15%          85.03%                  85.14%          99.93%
         37.16%          85.68%                  89.86%         100.00%
         38.18%          86.32%                  94.93%         100.00%
         38.85%          86.72%                  97.64%         100.00%
         39.86%          87.33%                 100.00%         100.00%
         40.88%          87.91%
                -------------------------------------------------
                  One-quarter of network produced 75% of volume
                -------------------------------------------------

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

                           Griffin Financial Services
                        Distribution of Branch Production
                               Core Sales for 1997

                              [graph appears here]

                       Cumulative                              Cumulative
     % of branches    % of Volume            % of branches    % of Volume

         1.10%           7.26%                   44.93%          82.65%
         1.92%           11.09%                  46.03%          83.39%
         3.01%           15.24%                  47.12%          84.13%
         4.11%           18.93%                  47.95%          84.66%
         4.93%           21.52%                  49.04%          85.36%
         6.03%           24.74%                  50.14%          86.02%
         7.12%           27.79%                  50.96%          86.50%
         7.95%           30.00%                  52.05%          87.11%
         9.04%           32.80%                  52.88%          87.56%
         10.14%          35.52%                  53.97%          88.14%
         10.96%          37.50%                  55.07%          88.69%
         12.05%          40.07%                  55.89%          89.09%
         12.88%          41.93%                  56.99%          89.60%
         13.97%          44.19%                  58.08%          90.10%
         15.07%          46.33%                  58.90%          90.45%
         15.89%          47.86%                  60.00%          90.92%
         16.99%          49.85%                  61.10%          91.38%
         18.08%          51.76%                  61.92%          91.72%
         18.90%          53.17%                  63.01%          92.15%
         20.00%          55.01%                  64.11%          92.59%
         21.10%          56.76%                  64.93%          92.91%
         21.92%          58.03%                  66.03%          93.32%
         23.01%          59.63%                  67.12%          93.72%
         24.11%          61.18%                  67.95%          94.01%
         24.93%          62.32%                  69.04%          94.39%
         26.03%          63.80%                  70.14%          94.75%
         27.12%          65.25%                  70.96%          95.01%
         27.95%          66.31%                  72.05%          95.35%
         29.04%          67.69%                  72.88%          95.60%
         30.14%          69.01%                  73.97%          95.93%
         30.96%          69.95%                  75.07%          96.25%
         32.05%          71.17%                  75.89%          96.48%
         32.88%          72.07%                  76.99%          96.78%
         33.97%          73.24%                  78.08%          97.07%
         35.07%          74.39%                  78.90%          97.27%
         35.89%          75.21%                  80.00%          97.55%
         36.99%          76.27%                  84.93%          98.56%
         38.08%          77.27%                  90.14%          99.35%
         38.90%          77.99%                  95.07%          99.84%
         40.00%          78.90%                  95.89%          99.89%
         41.10%          79.78%                  96.99%          99.93%
         41.92%          80.42%                  98.08%          99.97%
         43.01%          81.25%                  98.90%          99.99%
         44.11%          82.06%                 100.00%         100.00%
                 -----------------------------------------------
                   One-third of network produced 72% of volume
                 -----------------------------------------------

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

Our Goal:

      "Above-average growth in
      shareholder value."

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

Our Goals:

 .  ROE - 18%

 .  Efficiency ratio - below 50%

 .  EPS growth

 .  Capital - "well-capitalized"

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

                         Analyst Conference at Ahmanson

                            February 22 and 23, 1998

                                    Location:
                                The RITZ CARLTON
                               4375 Admiralty Way
                            Marina Del Rey, CA  90292

                                    Contact:
                        Steve Swartz, Investor Relations
                                 (626) 814-7986

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                                                                     logo]
--------------------------------------------------------------------------------

                                    Appendix

[H. F. Ahmanson &                                              [Home Savings of
 Company                                                           America, FSB
 logo]                        New Management Team                          logo]
--------------------------------------------------------------------------------

                        Year
Office of the Chairman  Joined      Position
----------------------  ------      --------

Charles Rinehart        1989        Chairman and CEO

Bruce Willison          1996        President and COO

Kevin Twomey            1993        Vice Chairman and CFO

Madeleine Kleiner       1995        Sr. Exec. Vice President, General
                                    Counsel, Secretary and CAO

Management Group
----------------

Anne-Drue Anderson      1993        EVP, Residential Lending

Jan Cloyde              1996        EVP, Banking Services

Carl Forsythe           1995        EVP, Consumer Lending and Marketing

E. Nancy Markle         1994        EVP, Chief Information Officer

Robert McAuslan         1996        EVP, Chief Credit Officer

Jaynie Studenmund       1997        EVP, Retail Banking Services